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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D. C. 20549


                                    FORM 8-K


               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported):  March 14, 1997


                         Commission File Number 0-28840

                     INFORMATION MANAGEMENT RESOURCES, INC.
                (Exact name of Company specified in its charter)



     FLORIDA                                           59-2911475
(State or other jurisdiction of            (I.R.S. Employer Identification No.)
incorporation or organization)



                          26750 U.S. HIGHWAY 19 NORTH
                                   SUITE 500
                           CLEARWATER, FLORIDA  34621
              (Address of Principal Executive Office and Zip Code)




                                 (813) 797-7080
              (Registrant's telephone number, including area code)
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ITEM 9 - SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S

     On February 27, 1997, Information Management Resources, Inc. (the "Company") issued 71,708 shares of its common stock, par value $.10 per share, to the former shareholders of Link Group Holings Ltd. ("Link") in exchange for their interests in Link and in reliance upon Regulation S under the Securities Act of 1933, as amended.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                        INFORMATION MANAGEMENT RESOURCES, INC.



                        By: /s/ Michael J. Dean
                            -------------------------------------------------
                            Michael J. Dean
                            Chief Financial Officer



Dated:  March 14, 1997

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